UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________________________
FORM 8-K
_____________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 18, 2019
 _____________________________________________________________________________________________________
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________________________________

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)
_______________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
5.875% Series C Non-Cumulative, perpetual preferred stock	HBANN	Nasdaq
6.250% Series D Non-Cumulative, perpetual preferred stock	HBANO	Nasdaq
Common Stock—Par Value $0.01 per Share	HBAN	Nasdaq
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 18, 2019, the following matters were voted upon and approved by the shareholders of Huntington Bancshares Incorporated (Huntington) at its 2019 Annual Meeting of Shareholders:
Proposal 1 - Election of thirteen directors to serve a one-year term. Each nominee for director received the favorable vote of at least 95% of votes cast.

Nominee	For	Against/ Withheld	Abstentions	Broker Non-Votes
Lizabeth Ardisana	794,205,549	4,337,798	—	166,757,946
Ann B. (Tanny) Crane	793,961,818	4,581,529	—	166,757,946
Robert S. Cubbin	789,693,305	8,850,042	—	166,757,946
Steven G. Elliott	793,796,595	4,746,752	—	166,757,946
Gina D. France	790,500,126	8,043,221	—	166,757,946
J. Michael Hochschwender	793,992,893	4,550,454	—	166,757,946
John C. (Chris) Inglis	794,445,809	4,087,538	—	166,757,946
Peter J. Kight	793,782,290	4,761,057	—	166,757,946
Katherine M. A. (Allie) Kline	793,414,068	5,130,172	—	166,757,946
Richard W. Neu	794,142,728	4,400,619	—	166,757,946
David L. Porteous	771,619,064	26,924,283	—	166,757,946
Kathleen H. Ransier	780,302,519	18,240,828	—	166,757,946
Stephen D. Steinour	758,984,541	39,558,806	—	166,757,946
Proposal 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the year 2019.

For	Against	Abstentions	Broker Non-Votes
954,478,577	9,142,300	1,681,309	—
99%	1%
Proposal 3 - Approval, on an advisory, non-binding basis, of the compensation of executives as disclosed in Huntington’s Proxy Statement dated March 7, 2019.

For	Against	Abstentions	Broker Non-Votes
752,950,109	40,235,749	5,358,382	166,757,946
95%	5%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	April 23, 2019	By:	/s/ Jana J. Litsey

Jana J. Litsey
Title: General Counsel